                      THE BRAZILIAN INVESTMENT FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs             William G. Morton, Jr.
CHAIRMAN OF THE BOARD       DIRECTOR
OF DIRECTORS                R. Charles Tschampion
Frederick B. Whittemore     DIRECTOR
VICE-CHAIRMAN OF THE        James W. Grisham
BOARD OF DIRECTORS          VICE PRESIDENT
Warren J. Olsen             Michael F. Klein
PRESIDENT AND DIRECTOR      VICE PRESIDENT
Peter J. Chase              Harold J. Schaaff, Jr.
DIRECTOR                    VICE PRESIDENT
John W. Croghan             Joseph P. Stadler
DIRECTOR                    VICE PRESIDENT
David B. Gill               Valerie Y. Lewis
DIRECTOR                    SECRETARY
Graham E. Jones             James R. Rooney
DIRECTOR                    TREASURER
John A. Levin               Belinda A. Brady
DIRECTOR                    ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------
U.S. ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------
BRAZILIAN ADMINISTRATOR AND CUSTODIAN
Unibanco-Uniao de Bancos Brasileiros S.A.
Avenida Eusebio Matoso, 891,
Sao Paulo, S.P., Brazil
--------------------------------------------------------
U.S. CUSTODIAN
The Chase Manhattan Bank
770 Broadway
New York, New York 10003
--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
(800) 548-7786
--------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                      THE
                              BRAZILIAN INVESTMENT
                                   FUND, INC.
                             ---------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the year ended December 31, 1996, the total return for The Brazilian Investment Fund, Inc. (the "Fund"), based on net asset value per share, was 48.54% compared to 34.36% for the IFC Total Return Index for Brazil (the "Index"). For the period from commencement of operations on June 4, 1991 through December 31, 1996, the Fund's total return, based on net asset value per share was 249.98% compared to 276.79% for the Index.

The Fund's positive results were due to an overweighting in the telecommunications, retail, and beverage sectors, and an underweighting in the electric generation and mining sectors. In the fourth quarter the Fund underperformed the Index, however, as its move toward small capitalization stocks hurt performance as the market continued to be driven by positive events in the large capitalization, government-owned companies.

1996 IN REVIEW

    Interestingly, during the course of the year there was very little progress made on critical government reform items -- notably administrative and social security reform, and fiscal account improvement -- which were originally thought to be vital for market performance. Lack of tangible progress on these key items, which depend on congress for their improvement, was more than offset by substantial improvement in a number of key areas. First, inflation and interest rates continued their downward movement, finishing the year at annualized rates of roughly 9% and 23%, respectively. Second, two key privatizations -- first Light, and then Cerj -- took place in the all-important electric utility sector in the state of Rio de Janeiro. Third, positive tariff reform in both the telecommunications and the electric utility sector contributed to a remarkable improvement in corporate earnings growth in those two sectors, which together comprise over a third of the market's capitalization. Fourth, positive liberalization of the state oil and gas monopoly provider, Petrobras, was introduced which considerably improved the prospects for that company. Fifth, tangible progress was made in preparing state mining giant CVRD for eventual privatization in the first half of 1997. Sixth, economic activity was robust enough to allow for selected private sector companies to grow their earnings at a brisk pace.

Overall, in a political context in which the government's ability to act independently of congress on reform items is limited, the Cardoso administration nevertheless demonstrated a genuine commitment to improving shareholder value via positive reforms in those areas over which it has independent authority. Coupled with this commitment, the state level governments have in many cases been forced or motivated to introduce their own reform and privatization efforts, which has further enhanced shareholder value.

ISSUES AHEAD

    Needless to say, there are many issues which confront the investor in Brazil when looking out to 1997. In no particular order, the most pivotal issues which will affect the market during 1997 are as follows: the Cardoso re-election effort; the CVRD privatization; fiscal reform efforts; trade balance and foreign exchange concerns; telecommunications and electric utility regulatory reform; and economic activity (interest rates, inflation, and private sector corporate profits). Each of these items are briefly reviewed below:

RE-ELECTION -- the Cardoso administration effort to amend the constitution to allow him to run for re-election is probably the most important, and most proximate, item facing the country and market in 1997. Simply put, if he is able to run again for President in 1998, the chances are high that he would win. Thus, the first step in the process, to change the constitution to allow him to run again, is of huge significance. Owing to Cardoso's huge electoral popularity, the splintered nature of the opposition parties, and the President's proven ability to "horse trade" behind closed doors, we are cautiously optimistic that he will secure the necessary votes for the amendment. If accomplished, it would signify a higher likelihood of status quo for four additional years and, with it, a lower country risk premium and a less intransigent congress.

CVRD PRIVATIZATION -- state mining conglomerate CVRD is scheduled to be privatized sometime in the second quarter of 1997. The process should consist of two stages; the first stage will be an auction of a near-controlling stake to a strategic partner; the second stage will consist of selling a large block of shares to institutional investors in a global stock offering. The successful completion of the first stage will be of significant psychological importance to the market, because it will represent the first major privatization of a federal-level company of national significance, and thereby considerably strengthen the Cardoso administration's image as a serious, free-market reform oriented government. We are confident that CVRD will be privatized in the first half of 1997.

FISCAL REFORM -- the fiscal accounts are perhaps one of the most vulnerable elements of the outlook for 1997. The budget deficit did not show the improvement that the market was looking for in 1996 -- demonstrating a marginal improvement owing to the decline in interest rates -- and we do not see signs for material improvement in 1997. The chief obstacle is congress and, behind them, state governments. Government debt as a percentage of GDP is still not at an alarming level, roughly 35%, but the growth rate is disturbing. Our general outlook is that fiscal reform will take a back seat to the re-election issue; upon successful resolution of same, the government will focus its energies on the vital administrative reform. We are less optimistic on this front than the above two items, as we think that congress will slow progress on fiscal reform to a snail's pace.

TRADE BALANCE/FOREIGN EXCHANGE -- the trade balance is an item that looms ahead with the potential to tip the apple cart. There is no doubt that the Brazilian currency, the real, is overvalued. The critical question is how long it will take for the "Brazilian cost" to be reduced to a level at which Brazilian exports are competitive on world markets, and whether the currency market will take matters into its own hands before. At present rates, the trade deficit will be between 1-2% of GDP next year; hardly distressing levels, but with interest payments the current account deficit will be a couple of percentage points higher. Although the treasury has sufficient international reserves to defend the currency for the foreseeable future, we are monitoring this item very closely. For the time being, we expect the rate of devaluation to trend with relative inflation differentials between Brazil and the U.S.

TELECOMMUNICATIONS/ELECTRIC UTILITY REGULATORY REFORM -- this area is too complex to fully describe in these pages, but we are closely analyzing the pending regulatory, tariff, and privatization announcements over the next year to assess which shape these two respective sectors will take in the years to come. We are extremely bullish on the long-term outlook for both sectors, and on the relative value presently obtained in the stock market therein, but need to monitor events closely so as to identify how much shareholder value will be enhanced by government action. The government has thus far showed itself to be very astute at maximizing shareholder value, and we have no reason to believe they will cease being so going forward.

ECONOMIC ACTIVITY -- the year ahead should not be particularly exciting from an economic activity standpoint, although inflation should remain subdued. The fiscal deficit will keep a lid on economic potential via higher-than-otherwise-necessary interest rates, and the trade balance pressures will marginally add to those interest rate pressures. Inflation, on the other hand, will likely continue to be subdued and settle in at a high single digit level. Private sector corporate profits, as a result of the aforementioned factors, will be spotty. Thus, stock picking among the private sector companies will be of paramount importance in 1997.

CONCLUSION

    In short, we are bullish on the market for 1997. In terms of portfolio positioning, we have an overweight stance on the electric utility and telecommunications sectors among the government-owned companies, and an overweight position in the retail, and cable TV sectors among the private sector companies.

Sincerely,

 [SIGNATURE]
Warren J. Olsen
PRESIDENT AND DIRECTOR

 [SIGNATURE]
Andy Skov
PORTFOLIO MANAGER

 [SIGNATURE]
Robert L. Meyer
PORTFOLIO MANAGER

January 1997

--------------------------------------------------------------------------------

MORGAN STANLEY GROUP INC., THE DIRECT PARENT COMPANY OF THE FUND'S INVESTMENT ADVISER, MORGAN STANLEY ASSET MANAGEMENT INC., RECENTLY ANNOUNCED ITS INTENTION TO MERGE WITH DEAN WITTER, DISCOVER & CO. TO FORM MORGAN STANLEY, DEAN WITTER, DISCOVER & CO. IT CURRENTLY IS ANTICIPATED THAT THE TRANSACTION WILL CLOSE IN MID-1997. THEREAFTER, MORGAN STANLEY ASSET MANAGEMENT INC. WILL BE A SUBSIDIARY OF MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

The Brazilian Investment Fund, Inc.
Investment Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                             TOTAL RETURN (%)
                         --------------------------------------------------------

                             NET ASSET VALUE (2)             INDEX (1)(3)
                         ---------------------------  ---------------------------
                                          AVERAGE                      AVERAGE
                          CUMULATIVE       ANNUAL      CUMULATIVE       ANNUAL
                         ---------------------------  ---------------------------
ONE YEAR                       48.54%        48.54%         34.36%        34.36%
FIVE YEAR                     176.40         22.55         264.10         29.49
SINCE INCEPTION*              249.98         25.17         276.79         26.77

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                               1991*      1992       1993       1994       1995       1996
Net Asset Value Per Share      $ 63.31    $ 55.28    $ 83.58   $ 129.97    $ 64.14    $ 52.72
Income Dividends                     -          -          -     $ 1.80          -     $ 0.02
Capital Gains Distributions          -          -     $ 7.06     $ 6.65    $ 37.73    $ 30.75
Fund Total Return (2)           26.62%    -12.68%     72.52%     68.32%    -26.61%     48.54%
Index Total Return (1)(3)        3.48%      0.32%     99.45%     69.83%    -20.24%     34.36%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares are issued in a private placement and not traded; therefore, market value total investment return is not calculated.

(3) The IFC Total Return Index for Brazil is an unmanaged index of common stocks.

 * The Fund commenced operations on June 4, 1991.

The Brazilian Investment Fund, Inc.
Portfolio Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            97.0%
Short-Term Investments        3.0%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                           4.1%
Broadcasting & Publishing         4.2%
Electrical & Electronics          2.1%
Energy Sources                    4.1%
Food & Household Products         2.7%
Merchandising                    22.0%
Metals - Non-Ferrous              4.9%
Telecommunications               30.0%
Textiles & Apparel                4.2%
Utilities                        16.5%
Other                             5.2%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                     PERCENT OF NET
                                         ASSETS
                                     ---------------
       1.  Telebras                         29.4%
       2.  Lojas Renner                     15.1
       3.  CVRD                              4.9
       4.  Eletrobras                        4.9
       5.  Cemig                             4.7

                                     PERCENT OF NET
                                         ASSETS
                                     ---------------

       6.  TV Filme, Inc.                    4.2%
       7.  Petrobras                         4.1
       8.  Lojas Arapua                      3.5
       9.  Coteminas                         3.2
      10.  CPFL                              2.2
                                             ---
                                            76.2%
                                             ---
                                             ---

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1996

                                                                     VALUE
                                                   SHARES            (000)
-----------------------------------------------------------------
-------------
BRAZILIAN INVESTMENT FUND (98.6%)
--------------------------------------------------
----------
BRAZILIAN NON-VOTING PREFERRED
STOCKS (96.5%)
(Unless otherwise noted)
--------------------------------------------------
----------
BANKING (4.1%)
  Banco Bradesco                              136,000,000   U.S.$     986
  */+Banco Nacional                           112,483,664               5
  Itaubanco                                     2,300,000             996
                                                            --------------
                                                                    1,987
                                                            --------------
BEVERAGES & TOBACCO (0.5%)
  Souza Cruz                                       39,000             256
                                                            --------------
BROADCASTING & PUBLISHING (4.2%)
  +TV Filme, Inc. ADR                             162,000           2,065
                                                            --------------
BUILDING MATERIALS & COMPONENTS (0.5%)
  Duratex                                       5,800,000             218
                                                            --------------
ELECTRICAL & ELECTRONICS (2.1%)
  +Sharp                                      766,400,000           1,032
                                                            --------------
ENERGY SOURCES (4.1%)
  Petrobras                                    12,500,000           1,991
                                                            --------------
FOOD & HOUSEHOLD PRODUCTS (2.7%)
  Lorenz                                       45,165,000           1,065
  Pao de Acucar GDR                                12,950             226
  #Pao de Acucar GDR (144A)                         2,005              35
                                                            --------------
                                                                    1,326
                                                            --------------
INDUSTRIAL COMPONENTS (0.2%)
  +Schulz                                       7,018,000             118
                                                            --------------
MACHINERY & ENGINEERING (0.5%)
  Weg                                             535,000             252
                                                            --------------
MERCHANDISING (22.0%)
  +Bompreco GDR                                    27,650             494
  +Casa Anglo Brasiliera                       12,652,195             384
  +Globex Utiladedes                               45,700             743
  Lojas Arapua                                 91,800,000           1,697
  Lojas Renner                                160,172,000           7,399
                                                            --------------
                                                                   10,717
                                                            --------------
METALS -- NON-FERROUS (4.9%)
  CVRD                                            125,323           2,412
                                                            --------------
TELECOMMUNICATIONS (30.0%)
  Telebras                                    153,099,895          11,787
  Telebras ADR                                      8,450             646
  Telebras (Common)                            26,853,000           1,925
  Telesp                                          245,601              53
  Telesp (Common)                               1,200,473             260
                                                            --------------
                                                                   14,671
                                                            --------------
TEXTILES & APPAREL (4.2%)
  Coteminas                                     4,859,000           1,551
  +Wentex                                         149,000             473
                                                            --------------
                                                                    2,024
                                                            --------------
-----------------------------------------------------------------
-------------

                                                                     VALUE
                                                   SHARES            (000)

---------------------------------------------------------
------------
UTILITIES -- ELECTRICAL & GAS (16.5%)
  +CESP                                                90   U.S.$      --
  CPFL                                         11,761,000           1,074
  Cemig                                        52,330,000           1,783
  Cemig ADR                                        14,360             489
  #/+Celesc (144A) GDR                             11,410           1,033
  Copel                                        38,515,000             408
  Eletrobras ADR                                      250               5
  Eletrobras 'B'                                2,412,000             896
  Eletrobras 'B' (Common)                       4,206,000           1,506
  FLCL (Common)                               137,900,000             150
  Light                                         1,356,000             481
  +Lightpar                                     1,000,000             242
                                                            --------------
                                                                    8,067
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL BRAZILIAN NON-VOTING PREFERRED STOCKS
  (Cost U.S. $39,438)                                              47,136
                                                            --------------
-----------------------------------------------------------------
-------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
-----------------------------------------------------------------
-------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (2.1%)
  Brazilian Real (Cost U.S. $1,052)       BRL       1,093           1,052
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL BRAZILIAN INVESTMENT FUND
  (Cost U.S. $40,490)                                              48,188
                                                            --------------
-----------------------------------------------------------------
-------------
SHORT-TERM INVESTMENT (0.8%)
REPURCHASE AGREEMENT (0.8%)
  Chase Securities, Inc. 5.95%, dated
   12/31/96, due 1/2/97, to be
   repurchased at U.S. $386,
   collateralized by U.S. $370 United
   States Treasury Bonds 7.25%, due
   5/15/16, valued at U.S. $394
  (Cost U.S. $386)                        U.S.$       386             386
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL INVESTMENTS (99.4%)
  (Cost U.S. $40,876)                                              48,574
                                                            --------------
-----------------------------------------------------------------
-------------
OTHER ASSETS (12.9%)
  Receivable for Investments Sold                   6,227
  Dividends Receivable                                 72
  Other Assets                                          6           6,305
                                          ---------------   --------------
-----------------------------------------------------------------
-------------
LIABILITIES (-12.3%)
  Payable for:
    Investments Purchased                          (5,900)
    Professional Fees                                 (39)
    Shareholder Reporting Expenses                    (27)
    Investment Advisory Fees                          (25)
    Directors' Fees and Expenses                      (16)
    Administrative Fees                               (10)
    Brazilian Administrative Fees                      (5)
    U.S. Custodian Fees                                (1)         (6,023)
                                          ---------------   --------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                    AMOUNT
                                                                     (000)
---------------------------------------------------------
------------
NET ASSETS (100%)
  Applicable to 926,782 issued and outstanding U.S. $.01
    par value shares (50,000,000 shares authorized)         U.S.$  48,856
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                                   U.S.$   52.72
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------
  Common Stock                                              U.S.$       9
  Capital Surplus                                                  33,812
  Undistributed Net Investment Income                                 679
  Accumulated Net Realized Gain                                     6,660
  Unrealized Appreciation on Investments
    and Foreign Currency Translations                               7,696
-----------------------------------------------------------------
-------------
TOTAL NET ASSETS                                            U.S.$  48,856
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------

  +  -- Non-income producing.
  * -- Security valued at fair value -- see Note A-1 to financial statements. # -- 144A Security -- certain conditions for public sale may exist.
ADR  -- American Depositary Receipt.
GDR  -- Global Depositary Receipt.

December 31, 1996 exchange rate-Brazilian Real (BRL) 1.03910 = U.S. $1.00

    The accompanying notes are an integral part of the financial statements.

                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1996
STATEMENT OF OPERATIONS                                                                             (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends...............................................................................  U.S.$    1,760
    Interest................................................................................              17
    Less: Foreign Taxes Withheld............................................................            (161)
---------------------------------------------------------------------------------------------------------------
      Total Income..........................................................................           1,616
---------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees................................................................             425
    U.S. Administrative Fees and Transfer Agent Fees........................................             126
    Professional Fees.......................................................................              71
    Brazilian Administrative and Custodian Fees.............................................              70
    Shareholder Reporting Expenses..........................................................              38
    Amortization of Organization Costs......................................................              38
    Directors' Fees and Expenses............................................................              32
    Custodian Fees..........................................................................               4
    Other Expenses..........................................................................              60
---------------------------------------------------------------------------------------------------------------
      Total Expenses........................................................................             864
---------------------------------------------------------------------------------------------------------------
          Net Investment Income.............................................................             752
---------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold..............................................................           6,835
    Foreign Currency Transactions...........................................................             (45)
---------------------------------------------------------------------------------------------------------------
          Net Realized Gain.................................................................           6,790
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments.............................................................           9,958
    Appreciation on Foreign Currency Translations...........................................               2
---------------------------------------------------------------------------------------------------------------
          Change in Unrealized Appreciation/Depreciation....................................           9,960
---------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation..................          16,750
---------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................  U.S.$   17,502
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED          YEAR ENDED
                                                                          DECEMBER 31, 1996   DECEMBER 31, 1995
STATEMENT OF CHANGES IN NET ASSETS                                              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income (Loss)........................................    U.S.$    752        U.S.$    (60)
    Net Realized Gain...................................................           6,790              17,440
    Change in Unrealized Appreciation/Depreciation......................           9,960             (34,680)
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations.....          17,502             (17,300)
---------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...............................................             (21)                 --
    Net Realized Gain...................................................         (17,583)            (23,408)
---------------------------------------------------------------------------------------------------------------
    Total Distributions.................................................         (17,604)            (23,408)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
    Subscription of Shares (35,440 and 25,702 shares, respectively).....           1,525               1,853
    Reinvestment of Distributions (446,448 and 286,103 shares,
     respectively)......................................................          17,360              23,041
    Repurchase of Shares (115,699 and 376,486 shares, respectively).....          (5,881)            (29,496)
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting From Capital Share
     Transactions.......................................................          13,004              (4,602)
---------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)...........................................          12,902             (45,310)
Net Assets:
    Beginning of Year...................................................          35,954              81,264
---------------------------------------------------------------------------------------------------------------
    End of Year (including undistributed net investment income of U.S.
     $679 and U.S. $0, respectively.)...................................    U.S.$ 48,856        U.S.$ 35,954
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS:            1996           1995           1994           1993           1992
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR......    U.S.$ 64.14    U.S.$129.97    U.S.$ 83.58    U.S.$ 55.28    U.S.$ 63.31
-------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)............           0.81          (0.11)         (0.71)          1.42          (0.09)
Net Realized and Unrealized Gain (Loss)
 on Investments.........................          18.54         (27.99)         55.55          33.94          (7.94)
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations....          19.35         (28.10)         54.84          35.36          (8.03)
-------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...............          (0.02)            --             --             --             --
    In Excess of Net Investment
      Income............................             --             --          (1.80)            --             --
    Net Realized Gain...................         (30.75)        (37.73)         (6.65)         (6.89)            --
    In Excess of Net Realized Gain......             --             --             --          (0.17)            --
-------------------------------------------------------------------------------------------------------------------
    Total Distributions.................         (30.77)        (37.73)         (8.45)         (7.06)            --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........    U.S.$ 52.72    U.S.$ 64.14    U.S.$129.97    U.S.$ 83.58    U.S.$ 55.28
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Net Asset Value (1).................          48.54%        (26.61)%        68.32%         72.52%        (12.68)%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (THOUSANDS).....    U.S.$48,856    U.S.$35,954    U.S.$81,264    U.S.$52,207    U.S.$46,687
-------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets            1.81%          2.07%          1.82%          2.22%          2.27%(2)
Ratio of Net Investment Income (Loss) to
 Average Net Assets.....................           1.58%         (0.14)%        (0.61)%         1.57%         (0.07)%
Portfolio Turnover Rate.................            179%           112%            52%            40%            36%
Average Commission Rate (3).............        $0.0000            N/A            N/A            N/A            N/A
-------------------------------------------------------------------------------------------------------------------

(1)Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares are issued in a private placement and are not traded, therefore market value total investment return is not calculated. Total return for the year ended December 31, 1992 would have been lower were it not for vouluntary expense limits.

(2)Reflects a voluntary expense limitation in effect during the period. As a result of such limitation, expenses of the Fund for the year ended December 31, 1992 reflect a benefit of U.S. $0.14.

(3)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged. For the year ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.30% of the trade amount.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

---------

    The Brazilian Investment Fund, Inc. (the "Fund") was incorporated on November 7, 1990, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's common stock is not registered under the Securities Act of 1933. The Fund's investment objective is long-term capital appreciation primarily through investments in equity securities. The Fund makes its investments in Brazil through an investment fund established in compliance with Brazilian law. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the investment fund and the Fund.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, including purchased options, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. Other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale or for which a ready market for the securities in the quantities owned by the Fund does not exist) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Brazilian currency are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currency and currency gains or losses realized between the trade and settlement dates on securities transactions. Foreign currency gains (losses) also occur due to the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. PURCHASED OPTIONS: The Fund may purchase call and put options on indices or securities. The Fund may purchase call options to protect against an increase in the price of the underlying index or security. The Fund may purchase put options on indices or securities to protect against a decline in the value of the underlying index or security. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain (loss) on securities sold in the financial statements.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and of the timing of the recognition of losses on securities.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of .90% of the Fund's first $50 million of average weekly net assets, .70% of the Fund's next $50 million of average weekly net assets and .50% of the Fund's average weekly net assets in excess of $100 million.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "U.S. Administrator"), provides administrative and shareholder services to the Fund under an Administration Agreement. Under the Administration Agreement, the U.S. Administrator is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $75,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the U.S. Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Unibanco -- Uniao de Bancos Brasileiras S.A. ("the Brazilian Administrator and Custodian") provides Brazilian administrative and custodian services to the Fund under the terms of an agreement. Under the agreement, the Brazilian Administrator and Custodian is paid a fee computed weekly and payable monthly at an annual rate of .15% of the Fund's first $50 million of average weekly net assets, .125% of the Fund's next $50 million of average weekly net assets and
 .10% of the Fund's average weekly net assets in excess of $100 million.

E. During the year ended December 31, 1996, the Fund made purchases and sales totaling $82,040,000 and $86,368,000, respectively, of investment securities other than long-term U.S. Government securities and short term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1996, the U.S. Federal income tax cost basis of securities was $39,876,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $7,646,000, of which $10,490,000 related to appreciated securities and $2,844,000 related to depreciated securities. For the year ended December 31, 1996, the Fund expects to defer to January 1, 1997, for U.S. Federal income tax purposes, post-October currency losses of $7,000.

F. In connection with its organization, the Fund incurred $445,000 of organization costs which are being amortized on a straight-line basis over a five-year period beginning June 4, 1991, the date the Fund commenced operations.

G. A significant portion of the Fund's net assets consist of securities denominated in Brazilian currency. Changes in currency exchange rates will affect the value of and investment income from such securities. Brazilian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Brazilian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. The Fund's Articles of Incorporation provide that, commencing January 6, 1992 and on each calendar quarter thereafter, the Fund will make a tender offer to repurchase its outstanding shares of Common Stock at a price equal to the net asset value per share at the time of repurchase.

    During the year ended December 31, 1996, the Fund repurchased the following shares:

                                           U.S.
                  DATE        SHARES      (000)
                --------      ------      ------
                  2/5/96      15,131      $  653
                  5/6/96      7,040       $  300
                  8/5/96      2,000       $  104
                 11/5/96      91,528      $4,824

I. Shareholders of the Fund may purchase shares of Common Stock from the Fund at a price equal to the net asset value at the beginning of the month. Purchases are not allowed during each month the Fund makes a tender offer to repurchase its outstanding shares. During the year ended December 31, 1996, the Fund issued 35,440 shares totaling $1,525,000.

J. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1996 totaled $6,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

K. During December 1996, the Board declared a distribution of $6.25 per share, derived from net realized gains, payable on January 3, 1997, to Shareholders of record on December 31, 1996.

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

    For the year ended December 31, 1996, the Fund designates $784,000 as long-term capital gain and expects to pass through to shareholders foreign tax credits of approximately $161,000. In addition, for the year ended December 31, 1996, gross income derived from sources within foreign countries amounted to $1,760,000.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of The Brazilian Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazilian Investment Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 10, 1997